UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549
_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
reported: June 8, 2012

American Airlines, Inc.
(Exact name of registrant as specified in its charter)

Delaware 1-2691 13-1502798 _
(State of Incorporation) (Commission File Number) (IRS Employer Identification No.)

4333 Amon Carter Blvd. Fort Worth, Texas 76155
(Address of principal executive offices) (Zip Code)

(817) 963-1234 _
                 (Registrant's telephone number)

        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

AMR Corporation, the parent company of American Airlines, Inc., issued a press release on June 8, 2012 reporting May revenue and traffic results.  The press release is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    American Airlines, Inc.

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated: June 8, 2012

EXHIBIT INDEX

Exhibit 99.1	Description Press Release

Contact:    Sean Collins
Media Relations
Fort Worth, Texas
817-967-1577
mediarelations@aa.com

FOR RELEASE: Friday, June 8, 2012

AMR REPORTS MAY 2012 REVENUE AND TRAFFIC RESULTS

FORT WORTH, Texas - AMR Corporation, the parent company of
American Airlines Inc., today reported May 2012 consolidated revenue and traffic results for its principal subsidiary, American Airlines, Inc., and its wholly-owned subsidiary, AMR Eagle Holding Corporation.
May's consolidated passenger revenue per available seat mile (PRASM) increased an estimated 7.3 percent compared to the prior year period, driven by a strong yield environment and increased international load factors.
The Company reported a May consolidated load factor of 83.5 percent, an increase of 0.8 points versus the same period last year. Consolidated traffic increased 0.4 percent year-over-year, on 0.6 percent lower capacity.
Domestic traffic increased 1.0 percent and capacity increased 1.7 percent, resulting in a domestic load factor of 85.4 percent, 0.6 points lower versus the same period last year.
International load factor was 82.0 percent, an increase of 2.6 points year-over-year. International capacity and traffic were 4.3 percent and 1.2 percent lower year-over-year respectively.
On a consolidated basis, the Company boarded 9.5 million passengers in May.

The Company's Results Are Detailed Below:

AMR PRELIMINARY RESULTS SUMMARY

May 2012 consolidated year-over-year PRASM change                     7.3%
May 2011 consolidated PRASM (cents/asm)                        12.27
May 2012 consolidated fuel price including effective hedges & taxes (dollars/gallon)    $3.30

AMR TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

	MAY				Year-to-Date
	2012	2011	Change		2012	2011	Change
REVENUE PASSENGER MILES (000)
Domestic	6,665,847	6,596,626	1.0%		30,925,452	30,834,919	0.3%
International	4,305,601	4,358,064	(1.2)		20,355,839	19,706,987	3.3
Atlantic	1,685,803	1,864,493	(9.6)		6,728,384	6,813,927	(1.3)
Latin America	1,939,784	1,891,884	2.5		10,588,300	10,262,020	3.2
Pacific	680,013	601,687	13.0		3,039,155	2,631,040	15.5

Mainline	10,971,447	10,954,690	0.2		51,281,291	50,541,905	1.5
Regional	903,764	877,601	3.0		4,127,111	3,818,790	8.1
Consolidated	11,875,211	11,832,291	0.4		55,408,402	54,360,695	1.9

AVAILABLE SEAT MILES (000)
Domestic	7,807,134	7,674,152	1.7%		37,623,868	38,140,275	(1.4)%
International	5,248,461	5,483,622	(4.3)		25,731,025	25,712,301	0.1
Atlantic	2,022,898	2,297,917	(12)		8,632,659	9,333,699	(7.5)
Latin America	2,447,076	2,387,748	2.5		13,298,340	12,843,511	3.5
Pacific	778,488	797,956	(2.4)		3,800,026	3,535,092	7.5

Mainline	13,055,595	13,157,774	(0.8)		63,354,892	63,852,577	(0.8)
Regional	1,159,890	1,146,880	1.1		5,619,395	5,412,953	3.8
Consolidated	14,215,485	14,304,654	(0.6)		68,974,287	69,265,530	(0.4)

LOAD FACTOR
Domestic	85.4	86.0	(0.6)	Pts	82.2	80.8	1.4	Pts
International	82.0	79.5	2.6		79.1	76.6	2.5
Atlantic	83.3	81.1	2.2		77.9	73.0	4.9
Latin America	79.3	79.2	—		79.6	79.9	(0.3)
Pacific	87.4	75.4	11.9		80.0	74.4	5.6

Mainline	84.0	83.3	0.8		80.9	79.2	1.8
Regional	77.9	76.5	1.4		73.4	70.5	2.9
Consolidated	83.5	82.7	0.8		80.3	78.5	1.9

PASSENGERS BOARDED
Mainline	7,563,763	7,359,397	2.8%		35,484,076	34,588,774	2.6
Regional	1,914,607	1,889,044	1.4		8,650,141	8,300,329	4.2
Consolidated	9,478,370	9,248,441	2.5		44,134,217	42,889,103	2.9

SYSTEM CARGO TON MILES (000)
Total	155,303	158,477	(2)%		752,011	750,874	0.2
Note: Regional data is inclusive of American Eagle®, Executive Airlines®, and AmericanConnection®~~.~~

Cautionary Statement Regarding Forward-Looking Statements and Information
This news release could be viewed as containing forward-looking statements or information. Actual results may differ materially from the results suggested by the statements and information contained herein for a number of reasons, including, but not limited to, the impact of the bankruptcy filings of the Company and certain of its U.S. subsidiaries, the Company's ability to refinance, extend or repay its near and intermediate term debt, the Company's substantial level of indebtedness and related interest rates, the potential impact of volatile and rising fuel prices, impairments and restructuring charges. The Company cannot predict what the ultimate value of any of its securities may be or whether holders of any such securities will receive any distribution in the Debtors' reorganization.  However, it is likely that the Company's common stock will have little or no value at the time of the Company's emergence from bankruptcy, and the common stock could be canceled entirely upon the approval of the Bankruptcy Court.  In the event of such cancellation, amounts invested in the Company's common stock will not be recoverable. Accordingly, the Company urges that caution be exercised with respect to existing and future investments in any of these securities (including the Company's common stock) or other Debtor claims. Readers are referred to the documents filed by the Company with the Securities and Exchange Commission, including the Company's Form 10-K for the period ended December 31, 2011, which further identify the important risk factors that could cause actual results to differ materially from the forward-looking statements in this news release. The Company disclaims any obligation to update any forward-looking statement or information.

About American Airlines
American Airlines, American Eagle and the AmericanConnection® carrier serve 260 airports in more than 50 countries and territories with, on average, more than 3,500 daily flights. The combined network fleet numbers more than 900 aircraft. American's award-winning website, AA.com®, provides users with easy access to check and book fares, plus personalized news, information and travel offers. American Airlines is a founding member of the oneworld® alliance, which brings together some of the best and biggest names in the airline business, enabling them to offer their customers more services and benefits than any airline can provide on its own. Together, its members and members-elect serve more than 900 destinations with more than 9,000 daily flights to 150 countries and territories. American Airlines, Inc. and American Eagle Airlines, Inc. are subsidiaries of AMR Corporation. AmericanAirlines, American Eagle, AmericanConnection, AA.com, and AAdvantage are trademarks of American Airlines, Inc. AMR Corporation common stock trades under the symbol “AAMRQ” on the OTCQB marketplace, operated by OTC Markets Group.
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Current AMR Corp. news releases can be accessed at http://www.aa.com